Dreyfus
Global
Growth Fund
Annual Report


December 31, 1997

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report that Dreyfus Global Growth Fund recorded a total return of 12.27%* for the fiscal year ended December 31, 1997. This compares with total return of 15.76% for the Morgan Stanley Capital International World Index which, like the Fund, includes U.S. as well as foreign stocks.**

   Asian emerging markets caused turmoil in all of the world's markets during the second half of 1997. In the semi-annual letter sent out at mid-year I noted that "I believe the difficult economic transition that many Asian emerging nations are going through now could last from a few months to several years or more. As a result, your Fund has only a few, selective investments in Asia now." This level of caution on these formerly high flying markets proved to be well founded as currency, economic and market declines swept the region during the second half of 1997. On the positive side, your Fund's gains during the year just ended were assisted by a number of issues. U.S. and European markets enjoyed strong gains again in 1997. Japan, on the other hand, continued to lag. This Fund's investments in Japan were the major reason it underperformed the World Index in 1997. Several growth-oriented stocks contributed positively to returns. Investments in the technology area, including American-based Applied Materials, Japanese-based Tokyo Electron and Advantest and U.K. software maker Misys, contributed strongly to performance. Also in the U.K., cellular provider Vodafone was a standout. Skandia, a Swedish-based financial services company, highlighted the Nordic portion of the Global Growth Fund. In Germany, consumer products giant Henkel was a strong performer. Although the stock was brought to market in an initial public offering by the government late in the year, Portuguese expressway owner/operator Brisa made an important contribution as well. Also late in the year, Continental European financial services companies performed well, particularly those in Italy, Spain and Denmark.

INVESTMENT APPROACH

   Our investment process is designed to deliver to investors a well-diversified portfolio that includes a variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. The crucial challenge for a global investor is how to judge the relative attractiveness of various markets when there are scores to choose from. We address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. Our work in these areas is driven by PC-based tools developed over time. Under ordinary circumstances markets and industry sectors are overweighted or underweighted relative to the Morgan Stanley Capital International World Index by no more than 70%, with two exceptions. First, the two largest markets in the world, the U.S. and Japan, have a 50%-150% weighting band. The second exception is the asset class of emerging markets. While these markets comprise only 4% of the World Index the Global Growth Fund will invest up to 20% percent of its assets in this area when significant opportunities present themselves.

   Our stock selection process is highly disciplined. We search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Stocks purchased also need to have attractive valuations both relative to their own history and that of the local market. Stocks are usually sold when growth is forecast to fall below Dreyfus' or consensus estimates, our valuation target is reached or the weighting in that market reduced as a result of an asset allocation decision.

   Foreign currencies are at least partially hedged, where practicable, when we believe that a given currency has 10% or more downside against the U.S. dollar over the next 12 to 18 months.

MARKET OVERVIEW AND CURRENT OUTLOOK

   Continental Europe continued to offer a wide range of attractive markets and stocks. The Continent has experienced solid earnings growth. Somewhat surprisingly, long-term interest rates actually declined against a backdrop of rising growth because inflation remained well under 2%. We remain positive on the longer term direction of Continental European interest rates. From a macro perspective, liquidity flows have also been a positive factor and appear likely to remain so for Continental Europe. The term "liquidity flows" describes the amount of money flowing into or out of a stock market. The government pension plans that have dominated Continental European retirement planning over the last 50 years have been giving way to private plans, and a substantial portion of the saving flowing into these plans have flowed into local stock markets. This relatively new development could be an important short and long-term positive for Continental European markets.

   Our stock selection strategy remains the same. Many of your Fund's European stocks fall into three areas. First, new companies that are either being spun out of large companies or made available to investors for the first time through initial public stock offerings. Such stocks represented about 12.5% of the Fund at year end 1997. Second, we have positioned your Fund in a way that is intended to benefit from major structural changes in Europe's economy, particularly in areas such as personal savings and investing, and technology. Last, many European investments undertaken by the Global Growth Fund are in mature companies that have initiated restructuring programs designed to raise returns on invested capital. In this latter area the financial services industry currently merits special attention. Many investors may be aware that U.S. financial services companies began a massive restructuring/consolidation at the beginning of the current decade. Since that time this stock group has been one of the top performers in the S&P 500. A similar trend began in the U.K. several years later. Restructuring came to a wide range of Continental European financial services companies only recently and has been gathering momentum. The Global Growth Fund investment team believes this trend could offer important investment opportunities for years to come.

   Many of our indicators turned neutral-to-negative for U.S. equities months ago but the market's liquidity and technical readings remained quite strong. Although earnings growth has been a very important driver for the U.S. market over the last three years, we believe that the Asian slowdown could contribute to an interruption of U.S. earnings growth. While a significant correction in the U.S. market is possible at any time, we remain positive on the market longer term and would view a correction as an opportunity to review the investment potential of the larger number of high quality companies based in the U.S. In the meantime, we believe that there are currently attractive U.S. stocks in the mid-cap growth area, in some areas of technology and in growth portions of the health care industry such as biotech.

   On the other side of the world Japan's problems continued. After achieving renown as the best performing major stock market of the 1980s, the market remained firmly in a bear phase. The latest challenge for the Japanese market is the crisis afflicting the formerly fast-growing emerging nations to the south of it in Asia. The Japanese economy's ties to the region are more important than those of either Europe or the U.S. Little or no earnings growth is expected by us in the current year, and sentiment and liquidity remain very poor. Nevertheless, we believe there are two positives about the market. First, many stocks on the main Japanese exchange, the Nikkei, have become quite cheap by several measures. Second, a few observers take the view that the effects of the Asian crisis are pressing Japanese government and business leaders to undertake reforms that are probably necessary to turn the market around. These include changes in the banking system, including stricter credit standards, more transparency of results and balance sheets, and the "freedom to fail" that is so critical to pricing risk. On the company level, most Japanese companies remain many years behind U.S. and European companies in developing higher returns on capital, tighter balance sheet management, and the accountability to shareholders that seems to have had such a positive influence on other markets in the world over the last 20 years. On the negative side, we continue to caution that this development will be slow.
On the other hand, we believe that expectations are extremely low on the part of both Japanese and international investors. This condition creates the potential for positive developments in 1998. In the meantime, the Global Growth Fund continues to invest in companies whose prospects meet our criteria for growth and diversification.

   Throughout the late 1980s and the first half of the 1990s Asian emerging markets captivated many investors, economists and even politicians as models to emulate. After years of success that dramatically raised local living standards, Asian markets succumbed to a set of excesses unique to their brand of capitalism. Over the last two years unproductive bank lending, overinvestment, political favoritism and declining competitiveness versus other emerging countries have humbled these markets. The scale of the decline is only suggested by the graph below illustrating the 1997 decline in these markets. When one considers that all of these markets had already declined substantially from their highs of several years ago, and that the currencies of these nations have also fallen dramatically, the scope of the crisis begins to come into focus.

           Asian Emerging Markets
                Index Levels
            12/31/96   12/31/97

Malaysia      1230       571
Thailand      803        372
Korea         653        386
Indonesia     683        410



Source: Bloomberg Analytical Services. Indexes measured in local currencies.
        This chart is for illustrative purposes only and is not a projection or guarantee of future growth of Asian markets or fund performance.

   As mentioned at the beginning of this letter, your Fund escaped the direct effects of problems afflicting Asian emerging markets. Now the question becomes one of whether, and at what time and price, investment in these former champions becomes attractive once again. The Global Growth investment team's research in the region leads us to the following current conclusions. First, the worst damage has most likely already been done to the currencies and stock markets of these countries. Second, some, but probably not all, of these former "tigers" could return to a strong growth path in the future. Third, these markets will probably remain volatile for much of 1998. We will continue to conduct research and visit companies to uncover opportunities.

   I look forward to reporting the progress of this work in the semi-annual letter this summer.
                                                     Sincerely,

                                                     /s/RON CHAPMAN

                                                     Ron Chapman
                                                     Portfolio Manager
January 20, 1998
New York, N.Y.

* Total return includes reinvestments of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the Morgan Stanley Capital International World Index is an arithmetical average weighted by market value of the performance of some 1,400 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. The index is unmanaged and includes net dividends reinvested.

Dreyfus Global Growth Fund                                     December 31, 1997
--------------------------------------------------------------------------------
  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GLOBAL GROWTH
         FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

Dollars

$35,742
Dreyfus
Global Growth Fund

$25,889
Morgan Stanley
Capital International
World Index*

                        [GRAPH INSERTED HERE]

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------
 One Year Ended   Five Years Ended   Ten Years Ended  From Inception (4/10/87)
December 31, 1997 December 31, 1997 December 31, 1997   to December 31, 1997
----------------- ----------------- ----------------- ------------------------
     12.27%             9.71%             10.38%               12.60%

----------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Global Growth Fund on 4/10/87 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International World Index on that date. For comparative purposes, the value of the Index on 3/31/87 is used as the beginning value on 4/10/87. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International World Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Statement of Investments                                                                          December 31, 1997


Common Stocks--90.4%                                                                        Shares               Value
-----------------------------------------------------------------------------             -----------         ------------
                   Austria--.6%  Wolford.......................................                8,500           $   514,764
                                                                                                               -----------

                    Brazil--.8%  Compania de Saneamento
                                    Basico do Estado de Sao Paolo..............            3,000,000               712,301
                                                                                                               -----------

                    Chile--1.0%  Empresa Nacional Electricidad, A.D.R..........               40,000               707,500
                                 Quinenco, A.D.R...............................               16,700               192,050
                                                                                                               -----------
                                                                                                                   899,550
                                                                                                               -----------

                  Denmark--1.5%  BG Bank.......................................               13,000               874,647
                                 Den Danske Bank...............................                4,000               532,990
                                                                                                               -----------
                                                                                                                 1,407,637
                                                                                                               -----------

                  Finland--1.3%  Merita Ltd, Cl. A.............................              220,000             1,202,715
                                                                                                               -----------

                   France--6.6%  Banque Nationale de Paris.....................               37,500             1,993,229
                                 Bouygues Offshore.............................               10,000               418,875
                                 Elf Aquitaine.................................                7,500               872,310
                                 Generale Des Eaux.............................                7,000               976,987
                                 Generale Des Eaux (Warrants)..................                7,000                 4,757
                                 Groupe AB, A.D.S...........................(a)               64,000               412,000
                                 Rhone-Poulenc.................................               20,000               895,904
                                 Rhone-Poulenc, A.D.R.......................(a)               11,000               488,125
                                                                                                               -----------
                                                                                                                 6,062,187
                                                                                                               -----------

                  Germany--5.7%  Adidas........................................                7,000               920,622
                                 Allianz.......................................                5,300             1,372,873
                                 Daimler Benz..................................                7,000               491,050
                                 Deutsche Bank.................................               16,000             1,129,516
                                 GEA...........................................                2,200               831,573
                                 Henkel........................................                2,500               140,355
                                 Metro.........................................               10,200               365,703
                                                                                                               -----------
                                                                                                                 5,251,692
                                                                                                               -----------

                  Ireland--1.3%  Bank of Ireland...............................               75,000             1,155,007
                                                                                                               -----------

                    Italy--5.0%  Assicurazioni Generali........................               30,000               738,230
                                 Fiat..........................................              330,000               957,167
                                 Instituto Bancario San Paolo di Torino........               85,000               816,365
                                 Instituto Mobiliare Italiano..................               80,000               948,468
                                 Telecom Italia.............................(a)              180,000             1,151,430
                                                                                                              ------------
                                                                                                                 4,611,660
                                                                                                              ------------

                    Japan--7.3%  Aiwa..........................................               19,000               478,747
                                 Bank of Tokyo-Mitsubishi......................               25,000               344,642

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                               December 31, 1997


Common Stocks (continued)                                                                   Shares               Value
-----------------------------------------------------------------------------             -----------         ------------
             Japan (continued)   Canon ........................................               30,000           $   698,475
                                 Dai Nippon Printing...........................               24,000               450,333
                                 Daikin Industries.............................               60,000               226,085
                                 Fuji Machine Manufacturing....................               18,000               434,249
                                 Minolta.......................................               90,000               505,246
                                 Mitsui Fudosan................................               55,000               530,749
                                 Nintendo......................................               10,000               987,975
                                 Shimano.......................................               24,000               441,142
                                 Sony..........................................                4,500               399,785
                                 Uni Charm.....................................               21,000               743,049
                                 Yamanouchi Pharamaceutical....................               20,000               428,888
                                                                                                               -----------
                                                                                                                 6,669,365
                                                                                                               -----------

              Netherlands--5.0%  ABN Amro Holding..............................               47,000               915,569
                                 Koninklijke Pakhoed...........................               29,000               836,662
                                 Ordina Beheer.................................               28,000               385,264
                                 Schlumberger..................................               22,000             1,771,000
                                 Unique International..........................               30,000               639,147
                                                                                                               -----------
                                                                                                                 4,547,642
                                                                                                               -----------

                 Portugal--3.1%  Brisa Auto Estradas........................(a)               45,000             1,611,980
                                 Electricidade de Portugal.....................               62,000             1,173,974
                                                                                                               -----------
                                                                                                                 2,785,954
                                                                                                               -----------

                    Spain--3.9%  Aldeasa.......................................               45,000               954,053
                                 Argentaria....................................               18,000             1,095,241
                                 Banco de Santander............................               16,000               534,558
                                 Repsol........................................               24,000             1,023,957
                                                                                                               -----------
                                                                                                                 3,607,809
                                                                                                               -----------

                   Sweden--3.8%  Electrolux, Cl. B.............................               17,000             1,179,737
                                 Skandia Group Forsakrings.....................               15,000               707,502
                                 Svenska Handelbanken, Ser. A..................               18,000               622,300
                                 Volvo, Ser. B.................................               36,000               965,755
                                                                                                               -----------
                                                                                                                 3,475,294
                                                                                                               -----------

              Switzerland--3.3%  Novartis......................................                  550               892,075
                                 Schweizerische Lebensversicherungs-
                                    und Rentenanst.............................                1,500             1,177,456
                                 Union Bank of Switzerland..................(a)                  665               961,182
                                                                                                               -----------
                                                                                                                 3,030,713
                                                                                                               -----------

                    Taiwan--.6%  Taiwan Semiconductor Manufacturing, A.D.R.....               27,800               505,612
                                                                                                               -----------

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                              December 31, 1997


Common Stocks (continued)                                                                   Shares               Value
-----------------------------------------------------------------------------             -----------         ------------
           United States--27.5%  AT&T..........................................               37,000           $ 2,266,250
                                 American Home Products........................               14,000             1,071,000
                                 Applied Materials..........................(a)               39,000             1,174,875
                                 Beverly Enterprises........................(a)               60,000               780,000
                                 Biogen.....................................(a)               60,000             2,182,500
                                 CBS...........................................               30,000               883,125
                                 Chubb.........................................               20,000             1,512,500
                                 Consolidated Stores........................(a)               25,000             1,098,437
                                 Culligan Water Technologies................(a)               25,000             1,256,250
                                 Dean Foods....................................               42,000             2,499,000
                                 Electronic Arts............................(a)               36,000             1,361,250
                                 First Union...................................               21,000             1,076,250
                                 Fluor.........................................               20,000               747,500
                                 MCI Communications............................               60,000             2,568,780
                                 Monsanto......................................               25,000             1,050,000
                                 NationsBank...................................               25,000             1,520,312
                                 PharMerica....................................               27,306               283,299
                                 3COM.......................................(a)               30,000             1,048,125
                                 Tech Data..................................(a)               21,000               816,375
                                                                                                               -----------
                                                                                                                25,195,828
                                                                                                               -----------

          United Kingdom--12.1%  Diageo........................................              102,000               937,358
                                 Gallaher Group................................              210,000             1,117,557
                                 Granada Group.................................              112,000             1,710,828
                                 JBA Holdings..................................               50,000               849,993
                                 Misys.........................................               48,857             1,476,556
                                 Powerscreen International.....................               95,000               953,317
                                 Scottish and Newcastle........................               70,000               857,138
                                 Sema Group....................................               19,000               461,871
                                 SmithKline Beecham............................              125,000             1,279,097
                                 Vodafone Group................................              200,000             1,442,115
                                                                                                               -----------
                                                                                                                11,085,830
                                                                                                               -----------
                                 TOTAL COMMON STOCKS
                                    (cost $74,510,535).........................                                $82,721,560
                                                                                                               ===========

Preferred Stocks--1.0%
-------------------------------------------------------------------------------

                      Germany;   Henkel
                                    (cost $556,249)............................               14,500           $   914,813
                                                                                                               ===========

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                               December 31, 1997

                                                                                           Principal
Short-Term Investments--6.4%                                                                Amount               Value
-------------------------------------------------------------------------------           -----------         ------------
          U.S. Treasury Bills:   5.16%, 1/22/1998..............................           $5,040,000           $ 5,025,182
                                 5.28%, 2/5/1998...............................              440,000               437,849
                                 5.21%, 3/5/1998...............................              415,000               411,261
                                                                                                               -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $5,873,983)..........................                                $ 5,874,292
                                                                                                               ===========

TOTAL INVESTMENTS (cost $80,940,767)...........................................                97.8%           $89,510,665
                                                                                              ======           ===========
CASH AND RECEIVABLES (NET).....................................................                 2.2%           $ 1,964,144
                                                                                              ======           ===========
NET ASSETS.....................................................................               100.0%           $91,474,809
                                                                                              ======           ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.




                       See notes to financial statements.

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                    December 31, 1997


                                                                                                   Cost            Value
                                                                                                ------------     -----------
ASSETS:                       Investments in securities--See Statement of Investments           $80,940,767      $89,510,665
                              Cash.............................................                                    1,886,817
                              Receivable for investment securities sold........                                      681,180
                              Dividends and interest receivable................                                      154,802
                              Prepaid expenses.................................                                        8,018
                                                                                                                 -----------
                                                                                                                  92,241,482
                                                                                                                 -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       62,596
                              Due to Distributor...............................                                       19,125
                              Payable for forward currency exchange contracts..                                      528,243
                              Payable for shares of Beneficial Interest redeemed                                      37,922
                              Accrued expenses.................................                                      118,787
                                                                                                                 -----------
                                                                                                                     766,673
                                                                                                                 -----------

NET ASSETS.....................................................................                                  $91,474,809
                                                                                                                 ===========

REPRESENTED BY:               Paid-in capital..................................                                  $85,932,431
                              Accumulated undistributed investment income--net.                                        8,178
                              Accumulated distributions in excess of net realized gain
                                (loss) on investments, forward currency exchange
                                contracts and foreign currency transactions....                                   (3,030,831)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                                   8,565,031
                                                                                                                 -----------
NET ASSETS.....................................................................                                  $91,474,809
                                                                                                                 ===========

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                    2,649,659

NET ASSET VALUE, offering and redemption price per share.......................                                       $34.52
                                                                                                                      ======



                       See notes to financial statements.

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Statement of Operations                                                                     Year Ended December 31, 1997


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $129,310 foreign taxes
                                withheld at source)......................                  $1,121,858
                              Interest...................................                     126,749
                                                                                           ----------
                                   Total Income..........................                                     $ 1,248,607


EXPENSES:                     Management fee--Note 3(a)..................                     715,144
                              Shareholder servicing costs--Note 3(b).....                     348,422
                              Custodian fees.............................                      88,632
                              Professional fees..........................                      52,922
                              Trustees' fees and expenses--Note 3(c).....                      35,003
                              Registration fees..........................                      30,812
                              Interest expense--Note 2...................                       8,243
                              Prospectus and shareholders' reports.......                       5,527
                              Miscellaneous..............................                       2,565
                                                                                           ----------
                                   Total Expenses........................                                       1,287,270
                                                                                                              -----------

INVESTMENT (LOSS)--NET...................................................                                         (38,663)
                                                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments and
                                foreign currency transactions............                  $6,607,440
                              Net realized gain (loss) on forward currency
                                exchange contracts
                                Short transactions.......................                   1,161,198
                                                                                           ----------
                                   Net Realized Gain (Loss)..............                                       7,768,638
                              Net unrealized appreciation (depreciation)
                                on investments and foreign currency
                                transactions.............................                                       3,781,544
                                                                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      11,550,182
                                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $11,511,519
                                                                                                              ===========



                       See notes to financial statements.

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                           Year Ended          Year Ended
                                                                                        December 31, 1997   December 31, 1996
                                                                                        -----------------   -----------------
OPERATIONS:
   Investment income (loss)--net...........................................             $     (38,663)      $    527,265
   Net realized gain (loss) on investments.................................                 7,768,638         14,966,097
   Net unrealized appreciation (depreciation) on investments...............                 3,781,544         (3,697,427)
                                                                                        -------------       ------------

         Net Increase (Decrease) in Net Assets Resulting from Operations...                11,511,519         11,795,935
                                                                                        -------------       ------------
DIVIDENDS TO SHAREHOLDERS:
   From investment income--net.............................................                  (251,558)          (439,378)
   In excess of investment income--net.....................................                      --             (134,021)
   From net realized gain on investments...................................                (6,680,619)       (14,850,060)
   In excess of net realized gain on investments...........................                (3,030,831)          (655,599)
                                                                                        -------------       ------------

         Total Dividends...................................................                (9,963,008)       (16,079,058)
                                                                                        -------------       ------------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold...........................................                89,828,509          9,280,357
   Dividends reinvested....................................................                 9,578,154         15,250,877
   Cost of shares redeemed.................................................              (105,656,612)       (28,632,556)
                                                                                        -------------       ------------

         Increase (Decrease) in Net Assets from Beneficial Interest Transactions           (6,249,949)        (4,101,322)
                                                                                        -------------       ------------

            Total Increase (Decrease) in Net Assets........................                (4,701,438)        (8,384,445)

NET ASSETS:
   Beginning of Period.....................................................                96,176,247        104,560,692
                                                                                        -------------       ------------
   End of Period...........................................................             $  91,474,809       $ 96,176,247
                                                                                        =============       ============

Undistributed investment income (Distributions in excess of investment income)--net     $       8,178       $   (134,021)
                                                                                        -------------       ------------

                                                                                           Shares              Shares
                                                                                        -------------       ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.............................................................                 2,304,373            231,324
   Shares issued for dividends reinvested..................................                   281,514            443,082
   Shares redeemed.........................................................                (2,714,455)          (724,738)
                                                                                        -------------       ------------

         Net Increase (Decrease) in Shares Outstanding.....................                  (128,568)           (50,332)
                                                                                        =============       ============


                       See notes to financial statements.

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                          -------    -------     -------     -------     -------
   Net asset value, beginning of period..............      $34.62     $36.97      $32.99      $35.66      $29.24
                                                           ------     ------      ------      ------      ------
   Investment Operations:
   Investment income (loss)--net.....................        (.01)       .19        1.01         .33         .14
   Net realized and unrealized gain (loss) on investments    4.19       4.19        2.97       (3.00)       6.28
                                                           ------     ------      ------      ------      ------
   Total from Investment Operations..................        4.18       4.38        3.98       (2.67)       6.42
                                                           ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net.............        (.11)      (.18)       --          --          --
   Dividends in excess of investment income--net.....          --       (.06)       --          --          --
   Dividends from net realized gain on investments...       (2.87)     (6.22)       --          --          --
   Dividends in excess of net realized gain on investments  (1.30)      (.27)       --          --          --
                                                           ------     ------      ------      ------      ------
   Total Distributions...............................       (4.28)     (6.73)       --          --          --
                                                           ------     ------      ------      ------      ------
   Net asset value, end of period....................      $34.52     $34.62      $36.97      $32.99      $35.66
                                                           ======     ======      ======      ======      ======

TOTAL INVESTMENT RETURN..............................       12.27%     11.95%      12.06%(1)   (7.49%)(1)  21.96%(1)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.        1.34%      1.39%       1.46%       1.40%       1.37%
   Ratio of interest expense and dividends on securities
      sold short to average net assets...............         .01%      --           .01%        --          .13%
   Ratio of net investment income (loss) to average
      net assets.....................................        (.04%)      .51%        .86%        .57%        .96%
   Portfolio Turnover Rate...........................      145.59%    163.12%     225.45%     147.28%     186.97%
   Average commission rate paid(2)...................      $.0256     $.0263        --          --          --
   Net Assets, end of period (000's Omitted).........     $91,475    $96,176    $104,561    $134,067    $159,383

--------------
(1) Exclusive of sales load.
(2) For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Global Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Dividends in excess of net realized gains for financial statement purposes result from Federal income tax distribution requirements. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   During the year ended December 31, 1997, the Fund reclassified $432,420 from accumulated net realized gain on investments to undistributed net investment income. This reclassification was the result of permanent book to tax differences, primarily from foreign currency transactions and passive foreign investment companies. The results of operations and net assets were not affected by the reclassification.

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

   In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time.

   The average daily amount of borrowings outstanding during the period ended December 31, 1997 was approximately $124,000 with a related weighted average annualized interest rate of 6.66%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan the Fund pays the Distributor for the provision of certain services at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1997, the Fund was charged $238,381 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $68,640 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1997 amounted to $134,159,036 and $156,211,022, respectively.

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1997, there were no open forward currency exchange contracts.

   (b) At December 31, 1997, accumulated net unrealized appreciation on investments was $8,569,898, consisting of $13,027,691 gross unrealized appreciation and $4,457,793 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS GLOBAL GROWTH FUND

   We have audited the accompanying statement of assets and liabilities of Dreyfus Global Growth Fund, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Growth Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young LLP

New York, New York
January 30, 1998

Dreyfus Global Growth Fund
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 1997:

      --the total amount of taxes paid to foreign countries was $129,310.
      --the total amount of income sourced from foreign countries was $971,859.

   As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1997 calendar year with Form 1099-DIV which will be mailed by January 31, 1998.

   For Federal tax purposes the Fund hereby designates $2.495 per share as a long-term capital gain distribution (of which 41.08% is subject to the 20% maximum Federal tax rate) of the $4.250 per share paid on December 19, 1997.

   The Fund also designates 5.76% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

Dreyfus Global Growth Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                     033AR9712